Exhibit 99.1
Masimo Announces Select Preliminary 2025 Financial Results
Complete fourth quarter and full-year 2025 financial results will be announced on Thursday, February 26, 2026
Irvine, California, January 12, 2026 - Masimo Corporation (Nasdaq: MASI) today announced select preliminary financial results for the fourth quarter and full-year ended January 3, 2026.
Preliminary Fourth Quarter 2025 Financial Results:

•	Revenue is expected to be approximately $411 million, representing approximately 12% growth on a reported basis and 11% growth on a constant currency basis(1);
•	Non-GAAP earnings per diluted share(2), including the impact of new tariffs, are expected to be more than $1.54; and
•	Shipments of noninvasive technology boards and instruments are expected to be approximately 69 thousand.
Preliminary Full-Year 2025 Financial Results:

•	Revenue is expected to be approximately $1,523 million, representing approximately 9% growth on a reported basis and constant currency basis(1);
•	Non-GAAP earnings per diluted share(2), including the impact of new tariffs, are expected to be more than $5.55, which represents the high end of our guidance range; and
•	Shipments of noninvasive technology boards and instruments are expected to be approximately 270 thousand.
“Our strong performance this quarter reflects the continued execution of our strategy and the value our solutions deliver for customers. In 2025, we achieved a record level of incremental contract value from new customers and expanded hospital agreements with our existing customers, which positions us well for sustained performance in the year ahead,” said Katie Szyman, Chief Executive Officer of Masimo.
The preliminary financial information presented in this press release is based on Masimo’s current expectations and may be adjusted as a result of, among other things, completion of customary annual audit procedures. Management plans to discuss Masimo’s complete fourth quarter results, full-year 2025 financial results, and full-year 2026 guidance after the market closes on Thursday, February 26, 2026.

(1)	Represents non-GAAP financial measure for which a reconciliation to the most directly comparable GAAP financial measure is included in this release.

(2)
Financial guidance includes forward-looking non-GAAP financial measures for which reconciliations to the most directly comparable GAAP financial measures are not available without unreasonable efforts. See “Forward-Looking Non-GAAP Financial Measures” within this earnings release, which identifies the information that is unavailable without unreasonable efforts and provides additional information. It is probable that forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures. Guidance includes the financial impact of one additional calendar week, which occurs every five or six years based on Masimo’s 4-4-5 fiscal calendar. The incremental revenue from the additional week is primarily offset by a variety of factors including revenue lost from discontinued product lines at the end of 2024 and our shift to a distributor model in some international markets. Guidance also includes the estimated financial impact of new tariffs, net of mitigation implemented to date. The implementation of tariffs remains a dynamic and uncertain situation that could cause our actual results to be materially different from our projections and forecasts.

Website Information
To access important information relating to Masimo’s fourth quarter 2025 investor conference call, including the audio webcast and investor presentation, please visit the Investor Relations section of Masimo’s website at https://investor.masimo.com.
Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude the items described below. Management uses these non-GAAP financial measures internally for its operating and budgeting purposes, and believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management believes that the excluded items are not indicative of the Company’s on-going operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP.

Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies.
The Company has provided and will continue to provide certain non-GAAP financial measures which provide investors supplementary information helpful in understanding the Company’s underlying operating performance. We have modified our presentation of non-GAAP results and no longer exclude from adjusted results: (i) the cost of goods sold directly attributable to the Strategic Realignment Initiative; and (ii) the associated approximate tax impact of this adjustment. These specific inventory expenses were previously excluded from adjusted results under the line item business transition and related costs in non-GAAP gross profit. The Company is making these changes to its presentation of non-GAAP financial measures following comments from, and discussions with, staff members of the U.S. Securities and Exchange Commission.
The Company has presented the following non-GAAP measures to assist investors in understanding the Company’s net operating results on an on-going basis: (i) non-GAAP revenue; (ii) non-GAAP constant currency revenue growth percentage; (iii) non-GAAP (net income) earnings per diluted share; and (iv) non-GAAP operating income/margin. These non-GAAP financial measures may also assist investors in making comparisons of the Company’s operating results with those of other companies. Management believes constant currency product revenue growth, non-GAAP operating income/margin, non-GAAP net income and non-GAAP earnings per diluted share are important measures in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business.
The non-GAAP financial measures reflect adjustments for the following items:
Constant currency revenue adjustments
Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period-to-period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our revenue growth rate will continue to occur in future periods.
Acquired tangible asset amortization
These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired tangible assets and asset valuation step-ups.
Acquired intangible asset amortization
These transactions represent amortization expense in connection with business or assets acquisitions associated with acquired intangible assets, including, but not limited to, customer relationships, intellectual property, trade names and non-competition agreements.
Acquisition, integration and related costs
These transactions represent gains, losses, and other related costs associated with acquisitions, integrations, investments, divestitures, assets impairments, and in-process research and development.
Business transition and related costs
These transactions represent gains, losses, and other related costs associated with business transition plans. These items may include, but are not limited to, severance, relocation, consulting, leasehold exit costs, asset impairment, and other related costs to rationalize our operational footprint and optimize business results.
Litigation related expenses and settlements (prior definition)
These transactions represent gains, losses, and other related costs associated with certain litigation matters, which can vary in their characteristics, frequency and significance to our operating results.

Litigation related expenses and settlements (updated definition)
We have been engaged in various legal proceedings against Apple since January 2020, including various proceedings in the federal courts, various proceedings in the U.S. Patent and Trademark Office (the “PTO proceedings”), and a proceeding in the U.S. International Trade Commission (the “ITC proceeding”). Although we previously excluded only expenses relating to the ITC proceeding from the definition of “Litigation related expenses and settlements”, beginning with the first quarter of 2024, we have revised the definition of “Litigation related expenses and settlements” to exclude not only expenses relating to the ITC proceeding, but also all other Apple litigation expenses, including those relating to the federal court proceedings and the PTO proceedings. We believe all of the Apple litigation expenses are unique in nature and not indicative of the Company’s on-going operating performance, and this updated definition will provide more useful information to investors by facilitating period-to-period comparisons of our financial performance that otherwise may be obscured by the significant fluctuations in Apple-related litigation expenses.
Other adjustments
In the event there are gains, losses and other adjustments which impact period-to-period comparability and do not represent the underlying ongoing results of the business, the Company may choose to exclude these from non-GAAP earnings.
Financing related adjustments
The Company may enter into various financial arrangements whereby costs are incurred and certain instrument features are valued and expensed accordingly but are not necessarily indicative of the on-going cash flow generation of the Company, and therefore excludes these costs from non-GAAP earnings. For GAAP earnings per diluted share purposes, the Company cannot reflect the anti-dilutive impact, if applicable, in its diluted shares calculations. However, the Company believes that reflecting the anti-dilutive impact of these instruments in non-GAAP earnings per diluted share provides management and investors with useful information in evaluating the financial performance of the Company on a per share basis.
Realized and unrealized gains or losses
These transactions represent gains, losses, and other related costs associated with foreign currency denominated transactions and investments. Changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Unrealized and realized gains and losses on investments may impact the Company’s reported results of operations for a period. These items are highly variable, difficult to predict and outside the control of those responsible for the underlying operations of the business. Other items also included here are mark-to-market gains and losses of derivative contracts that are not designated as hedging instruments or the ineffective portions of cash flow hedges.
Tax impact of non-GAAP adjustments
In order to reflect the tax effected impact of the non-GAAP adjustments, the Company will adjust the non-GAAP earnings by the approximate tax impact of these adjustments.
Excess tax benefits from stock-based compensation expense
GAAP requires that excess tax benefits recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. As these excess tax benefits may be highly variable from period-to-period, the Company may choose to exclude these tax benefits from non-GAAP earnings to facilitate comparability between periods and with peers.
Forward-Looking Non-GAAP Financial Measures
This presentation also includes certain forward-looking non-GAAP financial measures. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, we exclude the impact of certain charges related to acquisitions, integrations, divestitures and related costs; business transition and related costs; litigation related expenses and settlements; realized and unrealized gains or losses; tax related adjustments; and other adjustments. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For example, the timing of certain transactions is difficult to predict because management’s plans may change. In addition, the Company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors. It is probable that these forward-looking non-GAAP financial measures may be materially different from the corresponding GAAP financial measures.

Forward-Looking Statements
All statements other than statements of historical facts included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, the statements about our expectations regarding our fiscal 2025 preliminary financial results, including GAAP and non-GAAP revenue, operating income and earnings per diluted share. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to, those related to: our dependence on Masimo SET® and Masimo rainbow SET™ products and technologies for substantially all of our revenue; any failure in protecting our intellectual property exposure to competitors’ assertions of intellectual property claims; the highly competitive nature of the markets in which we sell our products and technologies; any failure to continue developing innovative products and technologies; the lack of acceptance of any of our current or future products and technologies; obtaining regulatory approval of our current and future products and technologies; the risk that the implementation of our international realignment will not continue to produce anticipated operational and financial benefits, including a continued lower effective tax rate; the loss of our customers; matters relating to future board and management leadership; product liability claims exposure; the amount and type of equity awards that we may grant to employees and service providers in the future; our ongoing litigation and related matters; evolving legal, regulatory and tax regimes; changes in general economic and/or industry specific conditions; actions by third parties, including government agencies; impact of tariffs; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and Form 10-Q, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

MASIMO CORPORATION
GAAP TO NON-GAAP FINANCIAL MEASURES(1):
(unaudited, in millions)
	Three Months Ended
(in millions, except percentages)	January 3, 2026	December 28, 2024
GAAP revenue	$412	$368
Business transition and related costs	(1)	—
Non-GAAP revenue	411	368
Constant currency revenue adjustments	(2)	N/A
Non-GAAP constant currency revenue	$409	$368

GAAP revenue growth percentage	12%
Non-GAAP constant currency revenue growth percentage	11%
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(1)     May not foot due to rounding.

MASIMO CORPORATION
GAAP TO NON-GAAP FINANCIAL MEASURES(1):
(unaudited, in millions)
	Twelve Months Ended
(in millions, except percentages)	January 3, 2026	December 28, 2024
GAAP revenue	$1,526	$1,395
Business transition and related costs	(3)	—
Non-GAAP revenue	1,523	1,395
Constant currency revenue adjustments	(1)	N/A
Non-GAAP constant currency revenue	$1,522	$1,395

GAAP revenue growth percentage	9%
Non-GAAP constant currency revenue growth percentage	9%
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(1)     May not foot due to rounding.
About Masimo
Masimo (Nasdaq: MASI) is a global medical technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, and patient monitors. Powered by the Masimo Hospital Automation™ and Masimo SafetyNet® platforms, Masimo connectivity, automation, and telehealth and telemonitoring solutions are improving and automating care delivery both in the hospital and beyond. Masimo SET® Measure-through Motion and Low Perfusion™ pulse oximetry, introduced in 1995, has been shown to outperform other pulse oximetry technologies in over 100 independent and objective studies, which can be found at www.masimo.com/evidence/featured-studies/feature. Masimo SET® is estimated to be used on more than 200 million patients around the world each year and is the primary pulse oximetry at all 10 top U.S. hospitals as ranked in the 2025 Newsweek World’s Best Hospitals listing. Additional information about Masimo and its products may be found at www.masimo.com.
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Investor Contact: Eli Kammerman	Media Contact: Evan Lamb
(949) 297-7077	(949) 396-3376
ekammerman@masimo.com	elamb@masimo.com

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masimo@longacresquare.com